Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

16. INCOME TAXES

The Company operates in 14 countries where statutory rates generally vary from 0% to 35%. The domestic (British Virgin Islands) and foreign (all other jurisdictions except British Virgin Islands) components of income (loss) before income tax expense were as follows (in thousands):

	Period from June 7 to December 31, 2018	Period from January 1 to June 6, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
	Successor	Predecessor

Domestic	$(20,722)	$-	$-	$-
Foreign	65,133	9,078	32,939	10,998
Income Before Income Tax	$44,411	$9,078	$32,939	$10,998

Deferred Taxes

The components of the deferred tax expense (benefit), all of which is foreign, are as follows (in thousands):

	Period from June 7 to December 31, 2018	Period from January 1 to June 6, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
	Successor	Predecessor

Current tax expense	$11,456	$2,342	$3,988	$2,965
Deferred tax expense (benefit) (1)	(2,025)	-	598	(317)
Income tax expense	$9,431	$2,342	$4,586	$2,648

(1): Includes deferred tax asset on net operating loss carryforward of $1.4 million.

Deferred taxes have been recognized for temporary differences that will result in taxes payable or receivable in future years. The components of net deferred tax liabilities and assets are as follows (in thousands):

	NESR December 31, 2018 (Successor)	NPS December 31, 2017 (Predecessor)

Deferred Tax Assets
Net operating loss carryforward	$3,184	$750
Less: Valuation allowance	(31)	(750)
Net deferred tax assets	$3,153	$-

Deferred Tax Liabilities
Property, plant and equipment	$(5,783)	$(1,922)
Intangible assets	(28,126)	-
Deferred tax liabilities	$(33,909)	$(1,922)
Net deferred tax liability	$(30,756)	$(1,922)

As of December 31, 2018, the valuation allowance of $31 thousand relates to net operating loss carryforwards. Our net operating loss carryforwards of $14.7 million will begin to expire between 2019 and 2024. Out of the net operating loss carryforward of $0.8 million at December 31, 2017 in the NPS Predecessor financial statements, $0.7 million has expired and the remaining balance was utilized during 2018.

The Company generally does not provide for taxes related to its undistributed earnings because such earnings either would not be taxable when remitted or they are indefinitely reinvested. This position may change if the Company decides to distribute the earnings from its subsidiaries, which are subject to withholding taxes, or if there are any unfavorable changes in the tax laws in this regard. Accordingly, the unrecognized deferred tax liability on such undistributed earnings cannot be currently ascertained.

Income Tax Rate Reconciliation

The difference between the reported amount of income tax expense and the amount that would apply from both the British Virgin Islands (Successor) as well as Emirate of Dubai (Predecessor) statutory rates are shown in the table below (in thousands). In the British Virgin Islands, the statutory rate is effectively 0% as tax is not applied on extra territorial activity. For the Emirate of Dubai, the statutory rate is also effectively 0% as the Predecessor qualified for a taxation exception for oil operating companies.

	Period from June 7 to December 31, 2018	Period from January 1 to June 6, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
	Successor	Predecessor
Income tax at statutory rate (BVI and UAE 0%)	$-	$-	$-	$-
Foreign tax rate differential	8,328	2,147	5,329	2,974
Non-deductible expenses	-	-	110	83
Tax effect of earlier years	-	195	-	-
Effect of tax exemption	-	-	(1,189)	(421)
Allocation of head office / corporate costs, net of unrecognized benefit	-	-	161	(174)
Recognition of deferred tax assets from loss carryforwards	-	-	-	135
Unrecognized tax benefit for withholding taxes on head office costs	1,109	-	-	-
Unrecognized tax benefits – others	465	-	-	-
Other	(471)	-	175	51
Income Tax Expense	$9,431	$2,342	$4,586	$2,648

The foreign tax rate differential relates to differences between the income tax rates in effect in the foreign countries in which the Company operates, which can vary significantly, and the Company’s statutory tax rate of 0%.

 Unrecognized Tax Benefits

The Company records estimated accrued interest and penalties related to an underpayment of income taxes in income tax expense. As of December 31, 2018, and December 31, 2017, we had approximately $7.1 million and $4.8 million, respectively, of unrecognized tax benefits, excluding estimated accrued interest and penalties of $0.9 million and $0.2 million respectively, which are included in Other Long Term Liabilities in the Consolidated Balance Sheet. There are no timing differences included in the unrecognized tax benefits and as such all $7.1 million of the net unrecognized tax benefits as of December 31, 2018 would affect the effective tax rate if recognized.

A summary of activity related to the net unrecognized tax benefits including penalties and interest is as follows:

	NESR December, 31 2018 (Successor)	NPS December, 31 2017 (Predecessor)

Balance at beginning of period	-	3,703
Additions from tax positions adjusted in purchase accounting	5,561	-
Additions from tax positions related to the current period	1,324	1,134
Additions from tax positions related to prior periods	250	-
Ending unrecognized tax benefits	7,135	4,837

The Company does not anticipate the amount of the unrecognized tax benefits will change significantly over the next twelve months.

Our tax returns for year 2011 and subsequent years for all major jurisdictions remain subject to examination by tax authorities. As we conduct business globally, we have various tax years remaining open to examination in our international tax jurisdictions, including tax returns in Algeria, Saudi Arabia, Oman, Qatar, and Kuwait. Although we cannot predict the outcome of ongoing or future tax examinations, we do not anticipate that the ultimate resolution of these examinations will have a material impact on our consolidated financial position, results of operations or cash flows.